UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 2008
                                                           ------------
                               ESSA Bancorp, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    Pennsylvania                     001-33384               20-8023072
---------------------------    ----------------------        ----------
(State or Other Jurisdiction)   (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


200 Palmer Street, Stroudsburg, Pennsylvania                     18360
--------------------------------------------                     -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (570) 421-0531
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
           ------------------------

     On May 27, 2008, the Board of Directors of ESSA Bancorp, Inc. (the "Company") authorized a stock repurchase program pursuant to which the Company intends to repurchase up to 15% of the Company's publicly held outstanding shares of common stock. The Company currently has 16,980,900 shares of common stock issued and outstanding, including 1,110,900 shares held by ESSA Bank & Trust Foundation.

     In addition, also on May 27, 2008 the Company's Board of Directors approved the payment of a quarterly cash dividend of $0.04 per share of common stock. This dividend shall be paid to stockholders of record as of June 16, 2008, payable on June 30, 2008.

     A copy of the press releases announcing these items are attached as Exhibit
99.1 and Exhibit 99.2. The information in the preceding  paragraphs,  as well as
Exhibit  99.1 and Exhibit  99.2,  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

     (a) Financial Statements of Businesses Acquired. Not applicable.

     (b) Pro Forma Financial Information. Not applicable.

     (c) Shell Company Transactions. Not applicable.

     (d) Exhibits.

                  Exhibit No.         Description
                  ----------          -----------
                  99.1                Press release issued by the Company on
                                      May 29, 2008 announcing its stock
                                      repurchase program.

                  99.2 Press release issued by the Company on May 29, 2008 announcing the issuance of a cash dividend.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ESSA BANCORP, INC.



DATE:  May 29, 2008                        By:  /s/ Gary S. Olson
                                                --------------------------
                                                Gary S. Olson, President and
                                                Chief Executive Officer